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Exhibit 10.11

FIRST AMENDMENT

        FIRST AMENDMENT (this "Amendment"), dated as of July 6, 1999, among Alliance Data Systems Corporation (the "US Borrower"), Loyalty Management Group Canada below (each a "Bank" and collectively, the "Banks") and Morgan Guaranty Trust Company of New York as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

WITNESSETH

        WHEREAS, the Borrower, the Canadian Borrower, the Guarantors from time to time party thereto, the Banks and the Administrative Agent are party to a Credit Agreement dated as of July 24, 1998 and amended and restated as of October 22, 1998 (as amended, modified and supplemented prior to the date hereof, the "Credit Agreement");

        WHEREAS, the US Borrower has requested that the undersigned Banks provide the amendment provided for herein and the banks have agreed to provide such amendment on the terms and conditions set forth herein;

        NOW, THEREFORE, it is agreed:

        1.    Section 1.1 of the Credit Agreement is hereby amendment by inserting the following new definitions in their appropriate alphabetical positions:

        "First Amendment" shall mean the First Amendment to this Agreement, dated as of July 6, 1999.

        "New Preferred Stock" shall mean the Cumulative Convertible Redeemable Preferred Stock issued by the US borrower on terms and conditions substantially as set forth in Exhibit A to the First Amendment and otherwise reasonably satisfactory to the Administrative Agent and the Required Banks.

        2.    Section 2.11(A)(g) of the Credit Agreement is hereby amended by inserting the following phrase after the phrase "Equity Issuance" appearing in the second parenthetical thereof:

        "and the New Preferred Stock, so long as the cash proceeds of such issuances of New Preferred Stock are applied to find one or more acquisitions previously identified to the Administrative Agent and the Banks"

        3.    Section 6.21(a) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following new clause (a) in lieu thereof:

        "(a) The US Borrower will not, and will not permit any of its Subsidiaries to issue (i) any preferred stock (other than the New Preferred Stock) or (ii) any common stock redeemable at the option of the holder thereof."

        4.    In order to induce the undersigned Banks to enter into this Amendment, each of the US Borrower and the Canadian Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Amendment Effective Date (as defined below) after giving effect to this Amendment and (ii) on the Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties (other than those representations made as of a specified date) contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects.

        5.    This Amendment shall become effective on the date (the "Amendment Effective Date") when the Required Banks, the US Borrower and the Canadian Borrower shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Domestic Lending Office (as specified on its signature page to the Credit Agreement).

        6.    This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Agreement.

        7.    This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

        8.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

***

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of the Amendment to be duly executed and delivered as of the date hereof.

ALLIANCE DATA SYSTEMS CORPORATION
By:	/s/ ROBERT P. ARMIAK
	Name:	Robert P. Armiak, CCM
	Title:	Vice President, Treasurer
LOYALTY MANAGEMENT GROUP CANADA, INC.
By:	/s/ ROBERT P. ARMIAK
	Name:	Robert P. Armiak, CCM
	Title:	Vice President, Treasurer
MORGAN GUARANTY TRUST COMPANY OF NEW YORK
By:	/s/
Name:
Title:
ARCHIMEDES FUNDING II, LTD.
By:	ING Capital Advisors LLC as Collateral Manager
By:	/s/ MICHAEL J. CAMPBELL
	Name:	Michael J. Campbell
	Title:	SENIOR VICE PRESIDENT & PORTFOLIO MANAGER
FIRST UNION NATIONAL BANK
By:	/s/ THOMAS M. HARPER
	Name:	Thomas M. Harper
	Title:	Vice President

KZH ING-2 LLC
By:	/s/ PETER CHIN
	Name:	Peter Chin
	Title:	Authorized Agent
KZH ING-3 LLC
By:	/s/ PETER CHIN
	Name:	Peter Chin
	Title:	Authorized Agent
UNION BANK OF CALIFORNIA, N.A.
By:	/s/ ROBERT C. NAGEL
	Name:	Robert C. Nagel
	Title:	Vice President
THE FIRST NATIONAL BANK OF CHICAGO
By:	/s/ WILLIAM A. ARTZ
	Name:	William A. Artz
	Title:	Vice President
VAN KAMPEN PRIME RATE INCOME TRUST
By:	/s/
Name:
Title:
HARRIS TRUST AND SAVINGS BANK
By:	/s/ PETER KRAWCHUK
	Name:	Peter Krawchuk
	Title:	Vice President

BANK OF MONTREAL
By:	/s/ AMY K. DUMSER
	Name:	Amy K. Dumser
	Title:	Director
THE HUNTINGTON NATIONAL BANK
By:	/s/ R. BRADLEY SMITH
	Name:	R. Bradley Smith
	Title:	Vice President
PILGRIM PRIME RATE TRUST
By:	Pilgrim Investments, Inc. as its investment manager
By:	/s/ MICHELE PRINCE
	Name:	Michele Prince, CFA
	Title:	Vice President
PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD. (as assignee)
By:	Pilgrim Investments, Inc. as its investment manager
By:	/s/ MICHELE PRINCE
	Name:	Michele Prince, CFA
	Title:	Vice President

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FIRST AMENDMENT